Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in her capacity as an officer of Next Graphite, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)  The Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2015

/s/ Charles Bream
Charles Bream Chief Executive Officer, Chief Financial Officer and Director (principal executive officer, principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to Next Graphite, Inc. and will be retained by Next Graphite, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.